UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08873

American Fidelity Dual Strategy Fund, Inc.

(Exact name of registrant as specified in charter)

2000 N. Classen
Oklahoma City, Oklahoma  73106

 (Address of principal executive offices)  (Zip code)

Stephen P. Garrett
American Fidelity Assurance Company
2000 N. Classen
Oklahoma City, Oklahoma  73106

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (405) 523-5200

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use this information provided on Form N-CSR in it regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for educing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

TABLE OF CONTENTS

Item 1: Annual Report to Shareholders
Item 2: Code of Ethics
Item 3: Audit Committee Financial Expert
Item 4: Principal Accountant Fees and Services
Item 5: Audit Committee of Listed Registrants
Item 6: Schedule of Investments
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8: Portfolio Managers of Closed-End Management Investment Companies
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10: Submission of Matters to a Vote of Security Holders
Item 11: Controls and Procedures
Item 12: Exhibits
SIGNATURES
EX-99.A.1
EX-99.A.2
EX-99.B

Item 1:                      Annual Report to Shareholders

Annual Report
December 31, 2010

December 31, 2010

Dear Participant:

The first six months of 2010 was a difficult time period.  Through June, the S&P 500 was down about 6.7%.  However, in the second half of the year, that same index was up about 23.2%.  The net result for the full year, 2010, was a positive 15.1%.  American Fidelity Dual Strategy Fund itself had performance of +18.73% for 2010.  As always, the performance data represents past performance, and is not an indicator of future results.

By comparison, the international equivalent, the EAFE index, was up only 8.2%.  In similar fashion, the Barclays US Aggregate index (a broad US bond index) was up 6.5%.

In the face of the current environment, the Dual Strategy Fund maintains its long term and stated commitment to diversified, high quality, large capitalization stocks, with one half of the portfolio committed to a value strategy and the other to growth.  Generally speaking, value investing is aimed at buying the most assets at the cheapest price.  Growth investing, on the other hand, focuses on finding stocks with rapidly growing earnings.

As always, the Dual Strategy Fund works to combine the best ideas from the two basic and historic investment themes, growth and value. There are no guarantees in stock investing, but we continue to believe these two linked and equally-weighted strategies are a sound strategy for long term stock market investing.

Sincerely,

David R. Carpenter, President
American Fidelity Dual Strategy Fund, Inc.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Financial Statements

December 31, 2010

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Oklahoma City, Oklahoma

February 15, 2011

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Assets and Liabilities
December 31, 2010
Assets
Investments, at fair value (cost $139,681,807)	$165,842,416
Accrued interest and dividends	157,691
Accounts receivable for securities sold	1,285,905
Total assets	167,286,012
Liabilities
Accounts payable for securities purchased	1,147,409
Accounts payable for shares redeemed	23,799
Total liabilities	1,171,208
Net assets	$166,114,804
Composition of net assets:
Net capital paid in on shares of capital stock	$159,332,731
Undistributed net investment income	1,607,361
Accumulated net realized losses	(20,985,897)
Unrealized appreciation on investments	26,160,609
Net assets (equivalent to $10.17 per share based on
16,333,841 shares of capital stock outstanding)	$166,114,804
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Operations
Year ended December 31, 2010
Investment income:
Income:
Dividends (net of foreign taxes paid of $28,701)	$2,365,459
Interest	33,313
2,398,772
Expenses:
Investment advisory fees	750,603
Net investment income	1,648,169
Realized gains on investments:
Proceeds from sales	151,948,612
Cost of securities sold	135,994,611
Net realized gains on investments	15,954,001
Unrealized appreciation on investments, end of year	26,160,609
Unrealized appreciation on investments, beginning of year	17,326,602
Change in unrealized appreciation on investments	8,834,007
Net increase in net assets resulting from operations	$26,436,177
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statements of Changes in Net Assets
Years ended December 31, 2010 and 2009
	2010	2009
Increase (decrease) in net assets from operations:
Net investment income	$1,648,169	1,828,381
Net realized gains (losses) on investments	15,954,001	(12,806,381)
Change in unrealized appreciation on investments	8,834,007	40,574,864
Net increase in net assets resulting from operations	26,436,177	29,596,864
Distributions to shareholders:
Investment income	(1,900,000)	(2,200,000)
Total distributions to shareholders	(1,900,000)	(2,200,000)
Changes from capital stock transactions	(5,689,622)	652,928
Increase in net assets	18,846,555	28,049,792
Net assets, beginning of year	147,268,249	119,218,457
Net assets, end of year	$166,114,804	147,268,249
Undistributed net investment income	$1,607,361	1,859,192
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Financial Highlights
	December 31
	2010	2009	2008	2007	2006
Per share data (1):
Net investment income (loss)	$0.10	0.11	0.14	0.15	0.13
Net realized and unrealized gains (losses) from securities	1.52	1.65	(4.88)	0.96	0.89
	1.62	1.76	(4.74)	1.11	1.02
Distributions – investment income	(0.12)	(0.13)	(0.16)	(0.15)	(0.13)
Distributions – capital gains	—	—	(0.27)	—	—
Net increase (decrease) in net asset unit value	1.50	1.63	(5.17)	0.96	0.89
Net asset unit value, beginning of period	8.67	7.04	12.21	11.25	10.36
Net asset unit value, end of period	$10.17	8.67	7.04	12.21	11.25
Net assets outstanding, end of period	$166,114,804	147,268,249	119,218,457	202,281,876	195,582,804
Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.11	1.46	1.39	1.28	1.24
Portfolio turnover rate	102.34	135.04	84.35	67.69	95.38
Total return (2)	18.73	25.01	(38.60)	9.90	9.89
(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. Schedule of Portfolio Investments December 31, 2010

	Shares or	Fair Value
	principal		Percentage of
	amount	Amount	Net assets
Common stock:
Apparel and accessory stores:
Foot Locker, Inc.	14,200	$278,604	0.17
Limited Brands, Inc.	8,000	245,840	0.15
Ross Stores, Inc.	21,543	1,362,595	0.82
		1,887,039	1.14
Auto dealers, gas stations:
Advance Auto Parts, Inc.	4,000	264,600	0.16
Autozone, Inc. *	3,878	1,057,104	0.64
Carmax, Inc. *	8,400	267,792	0.16
		1,589,496	0.96
Building materials and garden supplies:
Lowe’s Companies, Inc.	54,150	1,358,082	0.82
The Home Depot, Inc.	12,095	424,051	0.25
Tractor Supply Company	5,700	276,393	0.17
		2,058,526	1.24
Building construction-general contractors, operation build:
Walter Energy, Inc.	5,942	759,625	0.46
		759,625	0.46
Business services:
Adobe Systems Incorporated *	13,950	429,381	0.26
Autodesk, Inc. *	11,370	434,334	0.26
Check Point Software Technologies LTD. * **	9,095	420,735	0.25
Computer Sciences Corporation	8,800	436,480	0.26
Ctrip.com International, Ltd. * **	4,020	162,609	0.10
Google Inc. *	3,577	2,124,631	1.28
Intuit Inc. *	9,500	468,350	0.28
Microsoft Corporation	57,254	1,598,532	0.96
Omnicom Group Inc.	21,078	965,372	0.58
Oracle Corporation	72,361	2,264,899	1.37
Salesforce.com, Inc. *	769	101,508	0.06
SAP AG **	9,100	460,551	0.28
SINA Corporation * **	2,835	195,105	0.12
Solera Holdings, Inc.	11,715	601,214	0.36
The Western Union Company	18,900	350,973	0.21
Visa Inc.	11,380	800,924	0.48
VMware Inc. *	2,050	182,266	0.11
		11,997,864	7.22
Chemicals and allied products:
Abbott Laboratories	35,300	1,691,223	1.02
Air Products & Chemicals, Inc.	1,600	145,520	0.09
Amgen Inc. *	17,002	933,410	0.56
AstraZeneca PLC **	7,100	327,949	0.20
Biogen Idec Inc. *	5,200	348,660	0.21
CF Industries Holdings, Inc.	1,995	269,624	0.16
Celanese Corporation	3,785	155,828	0.09
Cephalon, Inc. *	5,200	320,944	0.19
E.I. du Pont de Nemours and Company	12,215	609,284	0.37
Eastman Chemical Company	1,700	142,936	0.09
Ecolab Inc.	9,510	479,494	0.29
Gilead Sciences, Inc. *	22,637	820,365	0.49
GlaxoSmithKline plc **	8,391	329,095	0.20
Human Genome Sciences, Inc. *	4,255	101,652	0.06

(continued)

Shares or	Fair value
principal		Percentage of
amount	Amount	Net assets

IDEXX Laboratories, Inc. *	2,805	$194,162	0.12
Johnson & Johnson	42,127	2,605,555	1.57
Life Technologies Corporation *	5,565	308,858	0.19
Merck & Co., Inc.	62,480	2,251,779	1.36
Nalco Holding Company	60,000	1,916,400	1.15
Novartis AG **	7,930	467,474	0.28
Novo Nordisk A/S **	4,285	482,362	0.29
Pfizer Inc.	20,400	357,204	0.21
PPG Industries, Inc.	1,800	151,326	0.09
Praxair, Inc.	5,460	521,266	0.31
Sanofi-Aventis **	9,900	319,077	0.19
Shire plc **	6,630	479,879	0.29
The Dow Chemical Company	20,300	693,042	0.42
		17,424,368	10.49
Communications:
American Tower Corporation *	8,445	436,100	0.26
DIRECTV, Inc. *	5,555	221,811	0.13
Level 3 Communications, Inc. *	520,000	509,600	0.31
NII Holdings, Inc. *	5,600	250,096	0.15
		1,417,607	0.85
Construction- special trade:
Chicago Bridge & Iron Company N.V. * **	7,050	231,945	0.14
		231,945	0.14
Depository institutions:
Capital One Financial Corporation	10,700	455,392	0.27
JPMorgan Chase & Co.	10,800	458,136	0.28
U.S. Bancorp	23,310	628,671	0.38
		1,542,199	0.93
Durable goods, wholesale:
BorgWarner Inc. *	5,805	420,050	0.25
Reliance Steel & Aluminum Co.	3,300	168,630	0.10
W.W. Granger, Inc.	5,598	773,140	0.47
		1,361,820	0.82
Eating and drinking places:
Darden Restaurants, Inc.	14,837	689,030	0.41
McDonald’s Corporation	7,040	540,390	0.33
The Cheesecake Factory Incorporated *	25,178	771,957	0.46
		2,001,377	1.20
Electric, gas, and sanitary services:
Ameren Corporation	7,600	214,244	0.13
CMS Energy Corporation	12,400	230,640	0.14
Edison International	5,900	227,740	0.14
El Paso Corporation	28,025	385,624	0.23
Entergy Corporation	3,000	212,490	0.13
FirstEnergy Corp.	6,300	233,226	0.14
Integrys Energy Group, Inc.	4,465	216,597	0.13
NRG Energy, Inc. *	11,600	226,664	0.13
NV Energy, Inc.	16,800	236,040	0.14
Teco Energy, Inc.	12,900	229,620	0.14
The Williams Companies, Inc.	65,695	1,623,980	0.98
		4,036,865	2.43

(continued)

Shares or	Fair value
principal		Percentage of
amount	Amount	Net assets

Electronic and other electric equipment:
Altera Corporation	35,609	$1,266,968	0.76
Amphenol Corporation	20,060	1,058,767	0.64
Analog Devices, Inc.	11,900	448,273	0.27
Broadcom Corporation	15,702	683,822	0.41
Dolby Laboratories, Inc. *	6,900	460,230	0.28
Emerson Electric Co.	7,130	407,622	0.24
Intel Corporation	63,930	1,344,448	0.81
Linear Technology Corporation	12,800	442,752	0.27
Molex Incorporated	110,000	2,075,700	1.25
NetApp, Inc. *	22,370	1,229,455	0.74
Qlogic Corporation *	33,641	572,570	0.34
Qualcomm Incorporated	46,180	2,285,448	1.38
Skyworks Solutions, Inc. *	29,221	836,597	0.50
Texas Instruments Incorporated	39,745	1,291,713	0.78
Varian Semiconductor Equipment Associates, Inc. *	12,195	450,849	0.27
		14,855,214	8.94
Engineering, accounting, research, mgmt and relation services:
Accenture plc **	9,200	446,108	0.27
Fluor Corporation	35,700	2,365,482	1.42
KBR, Inc.	13,700	417,439	0.25
		3,229,029	1.94
Fabricated metal products:
Ball Corporation	2,300	156,515	0.09
		156,515	0.09
Food and kindred products:
Anheuser-Busch InBev SA/NV **	8,930	509,814	0.31
Archer-Daniels-Midland Company	4,400	132,352	0.08
Bunge Limited **	2,200	144,144	0.09
Diageo plc **	4,180	310,699	0.19
Hansen Natural Corporation *	5,710	298,519	0.18
Kraft Foods Inc.	9,755	307,380	0.18
PepsiCo, Inc.	4,740	309,664	0.19
The Coca-Cola Company	7,937	522,017	0.31
		2,534,589	1.53
Food stores:
Starbucks Corporation	44,612	1,433,384	0.86
		1,433,384	0.86
Furniture and fixtures:
Johnson Controls, Inc.	18,135	692,757	0.42
Tempur-Pedic International Inc. *	7,000	280,420	0.17
		973,177	0.59
General merchandise:
Family Dollar Stores, Inc.	19,843	986,396	0.59
Target Corporation	12,666	761,607	0.46
		1,748,003	1.05
Health services:
Express Scripts, Inc. *	18,882	1,020,572	0.61
Laboratory Corporation of America Holdings *	14,250	1,252,860	0.76
		2,273,432	1.37

(continued)

Shares or	Fair value
principal		Percentage of
amount	Amount	Net assets

Holding and other investment offices:
Berkshire Hathaway Inc. *	12,200	$977,342	0.59
Brookfield Asset Management Inc. **	61,150	2,035,684	1.22
		3,013,026	1.81
Home furniture and equipment:
Bed Bath & Beyond Inc. *	5,500	270,325	0.16
Radioshack Corporation	14,000	258,860	0.16
Williams-Sonoma, Inc.	8,000	285,520	0.17
		814,705	0.49
Hotels, other lodging places:
Marriott International, Inc.	9,767	405,721	0.24
		405,721	0.24
Industrial machinery and equipment:
3M Company	7,850	677,455	0.41
Acergy S.A. **	12,090	294,271	0.18
Apple Computer, Inc. *	9,225	2,975,616	1.79
Caterpillar Inc.	8,208	768,761	0.46
Cisco Systems, Inc. *	65,145	1,317,883	0.79
Cummins Engine, Inc.	16,050	1,765,661	1.06
Deere & Company	15,792	1,311,526	0.79
Dell Inc.*	46,711	632,934	0.38
Dover Corporation	22,000	1,285,900	0.77
Eaton Corporation	14,194	1,440,833	0.87
EMC Corporation *	64,579	1,478,859	0.89
Hewlett-Packard Company	24,352	1,025,219	0.62
Ingersoll-Rand PLC **	12,365	582,268	0.35
International Business Machines Corporation	25,917	3,803,579	2.29
Joy Global Inc.	14,184	1,230,462	0.74
Lam Research Corporation *	8,800	455,664	0.28
Lexmark International, Inc. *	17,333	603,535	0.36
National Oilwell Varco, Inc.	4,600	309,350	0.19
Parker-Hannifin Corporation	19,103	1,648,589	0.99
Pitney Bowes, Inc.	16,700	403,806	0.24
Rockwell Automation, Inc.	5,975	428,467	0.26
SanDisk Corporation *	14,233	709,657	0.43
Seagate Technology * **	35,291	530,424	0.32
Stanley Black & Decker, Inc.	4,400	294,228	0.18
Teradata Corporation *	9,695	399,046	0.24
Western Digital Corporation *	16,200	549,180	0.33
		26,923,173	16.21
Instruments and related products:
Baxter International Inc.	41,000	2,075,420	1.25
Boston Scientific Corporation *	45,600	345,192	0.21
Covidien plc **	4,490	205,013	0.12
Danaher Corporation	7,070	333,492	0.20
Fossil, Inc. *	3,800	267,824	0.16
Medtronic, Inc.	9,800	363,482	0.22
Roper Industries, Inc.	16,650	1,272,560	0.77
Thermo Fisher Scientific Inc. *	3,955	218,949	0.13
Waters Corporation *	7,000	543,970	0.33
		5,625,902	3.39
Insurance carriers:
Ace LTD. **	7,900	491,775	0.30
Aetna Inc.	11,200	341,712	0.21

(continued)

Shares or	Fair value
principal		Percentage of
amount	Amount	Net assets

Assurant, Inc.	11,900	458,388	0.28
Axis Capital Holdings Limited+B244 **	50,000	$1,794,000	1.08
CIGNA Corporation	17,720	649,615	0.39
Humana Inc. *	6,200	339,388	0.20
Leucadia National Corporation	70,000	2,042,600	1.23
Metlife Capital Trust, Inc.	10,200	453,288	0.27
Prudential Financial, Inc.	18,220	1,069,696	0.64
RenaissanceRe Holdings Ltd. **	29,000	1,847,010	1.11
The Chubb Corporation	7,600	453,264	0.27
The Hartford Financial Services Group, Inc.	16,700	442,383	0.27
The Travelers Companies, Inc.	8,300	462,393	0.28
UnitedHealth Group Incorporated	28,159	1,016,821	0.61
Wellpoint, Inc. *	6,000	341,160	0.21
		12,203,493	7.35
Leather and leather products:
Coach, Inc.	19,902	1,100,780	0.66
		1,100,780	0.66
Metal mining:
Cliffs Natural Resources Inc.	2,000	156,020	0.09
		156,020	0.09
Mining, quarry nonmetal minerals:
Teck Resources Limited **	3,100	191,673	0.11
		191,673	0.11
Miscellaneous manufacturing industries:
Hasbro, Inc.	5,705	269,162	0.17
Siemens Aktiengesellschaft **	3,405	423,071	0.25
		692,233	0.42
Miscellaneous retail:
Dollar Tree, Inc. *	27,022	1,515,394	0.91
PetSmart, Inc.	18,506	736,909	0.44
Walgreen Co.	13,840	539,206	0.33
		2,791,509	1.68
Motion pictures:
The Walt Disney Company	11,335	425,176	0.26
		425,176	0.26
Motor freight transportation, warehouse:
United Parcel Service, Inc.	10,622	770,945	0.47
		770,945	0.47
Nondepository institutions:
American Express Company	14,933	640,924	0.38
CIT Group Inc. *	14,315	674,237	0.41
		1,315,161	0.79
Nondurable goods-wholesale:
Amerisource Bergen Corporation	31,179	1,063,827	0.64
Cardinal Health, Inc.	28,900	1,107,159	0.66
Medco Health Solutions, Inc. *	5,600	343,112	0.21
Nike, Inc.-Class B	13,957	1,192,207	0.72
		3,706,305	2.23

(continued)

Shares or	Fair value
principal		Percentage of
amount	Amount	Net assets

Oil and gas extraction:
Apache Corporation	6,855	$817,322	0.49
Encana Corporation **	50,750	1,477,840	0.89
Eni S.p.A **	7,100	310,554	0.19
ENSCO International Incorporated **	6,000	320,280	0.19
Helmerich & Payne, Inc.	14,288	692,682	0.42
Nabors Industries Ltd. * **	12,800	300,288	0.18
Noble Corporation **	53,000	1,895,810	1.14
Occidental Petroleum Corporation	22,345	2,192,045	1.32
Patterson-UTI Energy, Inc.	13,900	299,545	0.18
Plains Exploration & Production Company *	26,640	856,210	0.52
Royal Dutch Shell PLC **	4,500	300,510	0.18
Schlumberger N.V. (Schlumberger Limited) **	30,360	2,535,060	1.53
Talisman Energy Inc. **	14,400	319,536	0.19
		12,317,682	7.42
Paper and allied products:
International Paper Company	5,700	155,268	0.09
		155,268	0.09
Petroleum refining and related industries:
Ashland Inc.	2,800	142,408	0.09
BP PLC-Spons ADR **	6,800	300,356	0.18
Chevron Corporation	3,392	309,520	0.19
ConocoPhillips	47,455	3,231,686	1.94
Exxon Mobil Corporation	12,795	935,570	0.56
Marathon Oil Corporation	8,400	311,052	0.19
Sunoco, Inc.	7,300	294,263	0.18
Total SA **	5,400	288,792	0.17
Valero Energy Corporation	14,500	335,240	0.20
		6,148,887	3.70
Primary metal industries:
Allegheny Technologies Incorporated	1,840	101,531	0.06
Corning Incorporated	17,795	343,799	0.21
Precision Castparts Corp.	1,445	201,158	0.12
		646,488	0.39
Railroad transportation:
CSX Corporation	5,435	351,155	0.21
Norfolk Southern Corporation	11,562	726,325	0.44
Union Pacific Corporation	13,266	1,229,228	0.74
		2,306,708	1.39
Real estate:
Pico Holdings, Inc. *	45,500	1,446,900	0.87
		1,446,900	0.87
Rubber & miscellaneous plastic products:
Deckers Outdoor Corporation *	3,400	271,116	0.16
		271,116	0.16
Security and commodity brokers:
Ameriprise Financial, Inc.	21,006	1,208,895	0.73
Credit Suisse Group **	11,400	460,674	0.28

(continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments December 31, 2010

	Shares or	Fair value
	principal		Percentage of
	amount	Amount	Net assets
Franklin Resources, Inc.	4,000	$444,840	0.27
T. Rowe Price Group, Inc.	16,755	1,081,368	0.65
The Goldman Sachs Group, Inc.	2,700	454,032	0.27
		3,649,809	2.20
Transportation equipment:
Autoliv, Inc.	8,915	703,750	0.42
Ford Motor Company *	16,400	275,356	0.17
Honeywell International Inc.	8,270	439,633	0.26
Oshkosh Corporation *	21,926	772,672	0.47
		2,191,411	1.32
Water transportation:
Royal Caribbean Cruises Ltd. * **	6,300	296,100	0.18
		296,100	0.18
Total common stocks (cost $136,917,656)		163,078,265	98.17
Short-term investments:
AIM Money market funds (0.154030% at December 31, 2010)	2,764,151	2,764,151	1.67
Total short-term investments (cost $2,764,151)		2,764,151	1.67
Total investments (cost $139,681,807)		165,842,416	99.84
Other assets and liabilities, net		272,388	0.16
Total net assets		$166,114,804	100.00%
* Presently not producing dividend income
** Foreign Investments (13.54% of net assets)
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Notes to Financial Statements
December 31, 2010
(1)	Summary of Significant Accounting Policies

(a)	General

American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

The Fund’s investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b)	Investments

The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by a third-party servicer, Interactive Data Corporation. Securities for which published quotations are not available are valued based on policies approved by the Fund’s Board of Directors, generally at the quotation obtained from pricing services, such as Bloomberg L.P. Securities whose values have been materially affected by what the Fund’s investment adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the board of directors. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

The Fund’s portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund’s investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

In 2010, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $145,881,234 and $151,948,612, respectively, net of brokerage commissions.

The gross unrealized appreciation and depreciation on investments at December 31, 2010 for financial reporting purposes was $28,000,102 and $1,839,493 respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation on investments were $140,420,407, $28,000,102, and $2,578,093, respectively, as of December 31, 2010.

The Fund groups its financial assets measured in three levels, based on inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities. Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 – significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments). There were no transfers of securities Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of December 31, 2010. See Schedule of Portfolio Investments for industry categorization.

Level 1 – Quoted prices	$165,842,416
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total	$165,842,416
(c)	Income Taxes

Management of the Fund believes that the Fund will continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund’s policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required.
(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Notes to Financial Statements
December 31, 2010

During 2010, the Fund generated capital gains for tax purposes of $13,243,219. These 2010 capital gains will be fully offset by the capital loss carryovers from prior years for tax purposes. During 2009, the Fund generated net capital losses for tax purposes of $12,916,027. Of these net capital losses generated in 2009, $1,325,615 were incurred after October 31, 2009 and for tax purposes, the Fund elected to defer their utilization until its 2010 tax year. The $1,325,615 in post October 2009 capital losses is netted in the 2010 capital gains for tax purposes above. Of the $20,180,107 in net capital loss carryover to 2011, $158,338 will expire if not utilized by December 31, 2016, and $20,021,769 by December 31, 2017. The Fund’s board of directors will not distribute a realized capital gain dividend in 2011 since the Fund, after consideration of capital loss carryovers, did not realize net capital gains in 2010.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2010 for undistributed net investment income, accumulated net realized gain, or unrealized appreciation on investments.

The Fund recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board, ASC 740, Income Taxes. The Fund has no unrecognized tax positions at December 31, 2010

As of December 31, 2010, the Fund has no accrued interest and penalties related to unrecognized tax positions. The Fund would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2007 through 2010 remain open to examination by the major taxing jurisdictions to which the Fund is subject. The Fund is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(e)	Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid annually. Distributions of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. A capital gain distribution was not declared in 2010 or 2009 since the Fund did not generate capital gains in 2009 or 2008, respectively. A capital gain distribution will not be declared in 2011 since the Fund’s capital loss carryovers exceeded its capital gains generated in 2010.

(2)	Transactions with Affiliates

The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund’s average daily net assets. AFA has engaged four subadvisors who receive fees based on a percentage of the Fund’s daily net assets. The subadvisors’ fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(3)	Distributions to Shareholders

On November 15, 2010, a dividend of $0.12 per share was distributed from ordinary income, which amounts to $1,900,000. On November 13, 2009, a dividend of $0.13 per share was distributed from ordinary income, which amounted to $2,200,000. There were no capital gains for 2010 or 2009.

The tax character of distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	2010	2009
Distributions to shareholders:
Dividends paid from:
Ordinary income	$1,900,000	2,200,000
Long-term capital gain	—	—
	1,900,000	2,200,000
Return of capital	—	—
Total distributions to shareholders	$1,900,000	2,200,000

 (Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Notes to Financial Statements
December 31, 2010

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,540,167
Undistributed long-term loss	(20,180,107)
Unrealized appreciation	25,422,009
Distributable earnings	$6,782,069

(4)	Changes from Capital Stock Transactions

As of December 31, 2010, 200,000,000 shares of $0.001 par value capital stock were authorized.

Transactions in capital stock were as follows:

	Shares		Amount
	2010	2009	2010	2009
Shares sold	499,661	407,549	$4,525,777	2,966,829
Shares issued in reinvestment of
dividends and distributions	197,116	259,159	1,900,000	2,200,000
	696,777	666,708	6,425,777	5,166,829
Shares redeemed	(1,348,321)	(607,691)	(12,115,399)	(4,513,901)
Increase (decrease) in
net assets derived
from capital stock
transactions	(651,544)	59,017	$(5,689,622)	652,928

(5)	Subsequent Events

    The Fund has evaluated subsequent events through the date the financial statements were issued.

 (Continued)

DIRECTORS AND OFFICERS

Information about the Fund’s officers and directors is set forth below.  No officer or director receives any remuneration from the Fund.  Board members who are not employees of American Fidelity Assurance Company receive $6,000 each from American Fidelity Assurance Company for their services as directors of the Fund and an additional $750 for each Board meeting and Audit Committee meeting or other special meeting that they attend.  The Fund’s Statement of Additional Information contains additional information about the Fund’s directors; you may request a free copy by following the instructions on the back of this report.

Name, Address and Age (1)	Position(s) Held with Fund; Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates; Other Directorships

Officers and Interested Directors (2)

Robert D. Brearton, 61 2000 N. Classen Boulevard Oklahoma City, OK 73106	Executive Vice President and Principal Financial Officer – Since May 2006	Executive Vice President, Chief Financial Officer and Treasurer, American Fidelity Corporation; Executive Vice President, Chief Financial Officer and Treasurer, American Fidelity Assurance Company

David R. Carpenter, 60 2000 N. Classen Boulevard Oklahoma City, OK 73106	Chairman, President (Principal Executive Officer), Secretary, and Director – Since May 2006; Executive Vice President and Principal Financial Officer – February 2003 through May 2006
Executive Vice President, American Fidelity Corporation; President and Chief Operations Officer, American Fidelity Assurance Company; Chairman and Chief Executive Officer, American Fidelity Securities, Inc.

Stephen P. Garrett, 66 2000 N. Classen Boulevard Oklahoma City, OK 73106	Chief SEC Compliance Officer – Since September 1, 2004; General Counsel – Since June 2, 2004
Senior Vice President, General Counsel and Secretary, American Fidelity Corporation; Senior Vice President, General Counsel, Chief SEC Compliance Officer and Secretary, American Fidelity Assurance Company

Christopher T. Kenney, 42 2000 N. Classen Boulevard Oklahoma City, OK 73106	Assistant SEC Compliance Officer – Since February 2008
Deputy General Counsel, American Fidelity Corporation; Vice President and Chief Compliance Officer, American Fidelity Assurance Company; Vice President, Chief Compliance Officer and Secretary, American Fidelity Securities, Inc.

Independent Directors

Jo Ann Dickey, 70 12346A N. May, #245 Oklahoma City, OK 73120	Director – Since October 2006(4)	Retired (2006) Senior Vice President – Internal Audit, American Fidelity Corporation

Mark H. McCubbin, 54 5310 N. W. 5th St. Oklahoma City, OK 73127	Director – Since March 2007	Chief Executive Officer, McCubbin Hosiery, LLC

G. Rainey Williams, Jr., 50 5400 N. Grand Boulevard Suite 200 Oklahoma City, OK 73112	Director –Since March 1998(3)(4)	President and Chief Operating Officer, Marco Holding Corporation; Director, BancFirst Corporation

(1)	As of December 31, 2010.
(2)	“Interested person” of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.
(3)
Officer and/or member of Dual Strategy Fund Board of Directors since the Fund’s establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund’s predecessor.

(4)
Pursuant to Dual Strategy Fund’s Bylaws and the General Corporation Law of Maryland, the Fund’s directors may serve without re-election until a majority of the Board’s members serve by appointment, or otherwise are not elected by the Fund’s shareholders.

MANAGEMENT’S DISCUSSION OF FUND RESULTS

2010 Results

The recoveries in the economy and in the stock market have been anything but straight-line.  There have been periods of good news, followed by bad, followed by good.  2010 was something like that in the stock market.  The first month of the year was negative – then there were three up months – followed by two down.  The net for the first six months was a negative 6.6%.  In the second half, July and August traded off – up, then down.  But finally in the last four months, the market had a decidedly upward trajectory.  The S&P 500 finished with a total return of 15.1%.

At the same time, the economy seemed to have a somewhat more positive tone.  Jobless claims trended down and the unemployment rate began to move in the right direction.  Consumer confidence  appears to be improving – November/December retail sales were the best in the last several years.

The two basic components of the stock market moved more or less in tandem during the year.  Large cap growth stocks were up approximately 17%, while value was positive by about 16%.  Large cap stocks lagged their smaller brethren by about 8 to 10 percentage points.  Smaller stocks doing better than large is quite common at this stage in a stock market recovery.

For comparison’s sake, international stocks lagged US equities.  The EAFE index (roughly the international equivalent of the S&P 500) had a return of approximately half of the S&P 500.

Despite the persistent investment challenges, the Dual Strategy Fund continues its long term commitment to the two basic styles of large cap stocks – growth and value.  WEDGE Capital Management, LLP and Beck, Mack & Oliver each manage one quarter of the fund, following a strict value discipline.  The growth half is managed equally by Renaissance Investment Management, Inc. and Quest Investment Management.

10-Year Results

The graph below compares the initial  and subsequent account values at the end of each of the past ten years, assuming a $10,000 initial investment in the Fund on January 1, 2001 and also in the S&P 500 Index and the Russell 1000® Index.  The Fund’s performance reflected in the graph and following table does not give effect to any charges at the separate account level.  Performance would be lower if charges assessed by participating separate accounts were reflected.  The S&P 500 Index and the Russell 1000® Index returns assume the reinvestment of dividends, but do not reflect commissions or administrative and management costs.  Past performance does not predict future performance for the Fund or the indexes.
Average Annual Total Return as of 12/31/10
1 Year	5 Years	10 Years
18.73%	1.94%	0.28%

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur a management fee.  The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period; however, you may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  As a result, the second line of the table is useful in comparing ongoing costs only; it will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 – December 31, 2010
Actual	$1,000.00	$1,245.71	$2.85
Hypothetical (Assumes 5% return before expenses)	$1,000.00	$1,025.21	$2.55

*Expenses are equal to the Fund’s annualized expenses ratio of 0.50%, multiplied by the average account value over the period, multiplied by 0.5041096 (the number of days in most recent fiscal half-year/365 (to reflect the one-half year period).

PORTFOLIO HOLDINGS

The following table depicts the portfolio holdings of the Fund by type of security and industry sector, showing the percentage of net asset value or total investments attributable to each as of December 31, 2010.

Apparel and Accessory Stores	1.14%
Auto Dealers, Gas Stations	0.96%
Building Materials and Garden Supplies	1.24%
Building Construction-General Contractors, Operation Build	0.46%
Business Services	7.22%
Chemicals and Allied Products	10.49%
Communications	0.85%
Construction- Special Trade	0.14%
Depository Institutions	0.93%
Durable Goods, Wholesale	0.82%
Eating and Drinking Places	1.20%
Electric, Gas, and Sanitary Services	2.43%
Electronic and Other Electric Equipment	8.94%
Engineering, Accounting, Research, Mgmt and Relation Services	1.94%
Fabricated Metal Products	0.09%
Food and Kindred Products	1.53%
Food Stores	0.86%
Furniture and Fixtures	0.59%
General Merchandise	1.05%
Health Services	1.37%
Holding and Other Investment Offices	1.81%
Home Furniture and Equipment	0.49%
Hotels, Other Lodging Places	0.24%
Industrial Machinery and Equipment	16.21%
Instruments and Related Products	3.39%
Insurance Carriers	7.35%
Leather and Leather Products	0.66%
Metal Mining	0.09%
Mining, Quarry Nonmetal Minerals	0.11%
Miscellaneous Manufacturing Industries	0.42%
Miscellaneous Retail	1.68%
Motion Pictures	0.26%
Motor Freight Transportation, Warehouse	0.47%
Nondepository Institutions	0.79%
Nondurable Goods-Wholesale	2.23%
Oil and Gas Extraction	7.42%
Paper and Allied Products	0.09%
Petroleum Refining and Related Industries	3.70%
Primary Metal Industries	0.39%
Railroad Transportation	1.39%
Real Estate	0.87%
Rubber & Miscellaneous Plastic Products	0.16%
Security and Commodity Brokers	2.20%
Transportation Equipment	1.32%
Water Transportation	0.18%
Short-Term Investments	1.67%
Other assets and liabilities, net	0.16%

Total net assets	100.00%

AVAILABILITY OF PORTFOLIO HOLDINGS AND PROXY VOTING POLICIES AND RECORD

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Each of (1) the Fund’s Form N-Q, (2) a description of the policies and procedures that the Fund, its investment advisor and its sub-advisors use to determine how to vote proxies relating to its portfolio securities holdings and (3) information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1-800-662-1106, va.help@af-group.com or P.O. Box 25520, Oklahoma City, OK 73125-0520.  The information is also available on the SEC’s website at http//www.sec.gov and at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SPECIAL SHAREHOLDER MEETING VOTING RESULTS

A Special Meeting of Shareholders of the Fund was held on April 20, 2010 to approve (1) a new sub-advisory agreement with Beck, Mack & Oliver LLC (“BMO”) and (2) a “manager of managers” structure for the Fund pursuant to which the Fund’s advisor, under certain circumstances and with Board approval, could enter into sub-advisory agreements with unaffiliated sub-advisors and make material amendments to the Fund’s sub-advisory agreements, each without obtaining shareholder approval. The voting results were as follows:

(1) New Sub-Advisory Agreement	(2) Manager of Managers Structure

Votes for: 6,730,966.912 (85.11%)	Votes for: 6,102,237,186 (77.16%)

Votes against: 578,905.860 (7.32%)	Votes against: 1,181,537,371 (14.94%)

Votes abstained: 598,677.236 (7.57%)	Votes abstained: 624,775,451 (7.90%)

APPROVAL OF ADVISOR AGREEMENTS

Advisory Agreement

American Fidelity Assurance Company (“AFA”) serves as the Fund’s investment advisor pursuant to an Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) that initially was approved by the Fund’s Board of Directors, including a majority of the directors who are not “interested persons,” as defined in the Investment Company Act of 1940, on January 29, 2003 and was approved by Dual Strategy Fund’s shareholders on April 11, 2003.  The Advisory Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by the Fund’s Board of Directors, including a majority of the members of the Board of Directors who are not interested persons.

In approving the continuance of the Advisory Agreement, the Board considered (1) the nature, extent, and quality of the services to be provided by AFA, (2) the investment performance of the Fund and AFA, (3)  the advisory fees to be provided to AFA and any fees received by AFA’s affiliates that result from AFA’s relationship with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows, and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In connection with its review and evaluation, the Board relied, in part, on the recommendation of its investment consultant, Asset Services Company LLC (“ASC”), which recommendation was based, in part, on ASC’s review of comparative data regarding performance, services rendered and amounts payable under other investment advisory agreements, and the Board has concluded that the Advisory Agreement should be approved because the services provided by AFA generally were equal to or in excess of those provided by other investment advisors, while the fees paid by the Fund pursuant to the Advisory Agreement generally were lower than the fees paid by other funds to their investment advisors.

The Board also considered whether any other benefits are derived or are to be derived by AFA from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or AFA in return for allocating Fund brokerage, and the Board concluded that the Advisory Agreement should be approved because AFA is not deriving improper or excessive benefits as a result of its relationship with the Fund.

Nature, Extent, and Quality of Services Provided by American Fidelity Assurance Company

In approving the Advisory Agreement, the Board considered the services that AFA provides to the Fund pursuant to the Advisory Agreement, which include providing office space and equipment, supplies, etc.; compensating the Fund’s personnel, officers, and directors; providing (or arranging for a third party to provide) advice, information, and recommendations regarding acquiring, holding, or disposing of portfolio securities; assisting with preparing requisite reports, including prospectuses and registration statements; paying registration expenses, including legal and accounting fees; providing and maintaining a bond against larceny and embezzlement covering each officer and employee of the Fund who may have access to the Fund’s securities; providing (or arranging for a third party to provide) research and statistical information regarding portfolio securities that are held or may be purchased by the Fund, providing information regarding developments that may affect the portfolio securities; paying or reimbursing the Fund for costs and expenses incurred by the Fund in connection with the Fund’s indemnification of its directors; selecting (or arranging for a third party to select) brokers or dealers to execute purchase and sale transactions for the Fund, using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund.

Based on its evaluation of the services that AFA provides, the Board concluded that the nature and scope of AFA’s services are reasonable and satisfactory.  Additionally, the Board believes that the quality of AFA’s services are reasonable and satisfactory and that AFA has adequate personnel and systems in place, as well as other resources, to assure the Board that AFA will continue to furnish high quality services to the Fund.  Accordingly, the Board approved renewal of the Advisory Agreement.

Investment Performance of the Fund and American Fidelity Assurance Company

The Fund’s investment performance reflects on AFA indirectly only to the extent that AFA oversees the Fund’s sub-advisors, Beck, Mack & Oliver LLC (as of April 30, 2010), Quest Investment Management, Inc., The Renaissance Group, LLC, and WEDGE Capital Management LLP (the “Sub-Advisors”).  AFA assists the Fund’s Board in evaluating and assessing the Sub-Advisors based, in part, on the Fund’s investment performance, and the Board believes that AFA’s oversight of and assistance with matters relating to the Sub-Advisors has contributed in a positive manner to the Fund’s performance.  AFA’s own investment performance is not relevant to the Board’s consideration of the Advisory Agreement because AFA has delegated its investment responsibilities to the Sub-Advisors and, as such, does not invest on behalf of the Fund.

Advisory Fees

Pursuant to the Advisory Agreement, AFA receives a fee, payable monthly, that is equal to 0.00136988% (0.50% on an annual basis) of the current value of the Fund for each day of the valuation period.  AFA received $750,603 in 2010 in connection with services provided to the Fund pursuant to the Advisory Agreement.  ASC, the Fund’s investment consultant, and InvesTrust, N.A., the Fund’s custodian, both of which are affiliates of AFA, received $44,038 and $49,753, respectively, in 2010 for services provided to the Fund.  AFA pays ASC’s and InvesTrust’s fees on behalf of the Fund.  Based on its evaluation of the advisory fees, the Board concluded that the fees that AFA and its affiliates receive as a result of AFA’s relationship with the Fund are reasonable and satisfactory in light of the services provided to the Fund.

Economies of Scale

The fee payable to AFA pursuant to the Advisory Agreement is a flat fee that does not include breakpoints that would allow the Fund to recognize economies of scale as the Fund’s assets increase.  In its evaluation, the Board took into consideration the Fund’s inability to recognize economies of scale under the terms of the Advisory Agreement, but concluded that the fee is reasonable and satisfactory as it currently exists, without breakpoints.

Fee Levels and Economies of Scale

Because the Advisory Agreement does not establish breakpoints that permit the Fund to recognize economies of scale as the Fund’s assets increase, fee levels charged to the Fund’s investors do not reflect any economies of scale.  The Board took this fact into consideration in its evaluation of the Advisory Agreement.

Sub-Advisory Agreements

As of December 31, 2010, Beck, Mack & Oliver LLC (“BM&O”), Quest Investment Management, Inc. (“Quest”), The Renaissance Group, LLC (“Renaissance”) and WEDGE Capital Management LLP (“WEDGE”) served as sub-advisors to the Fund pursuant to separate sub-advisory agreements (together, the “Sub-Advisory Agreements”).  Renaissance and WEDGE have served as sub-advisors to the Fund since 2005; Quest has served as a sub-advisor since May 2006; and BM&O has served since April 30, 2010

In approving the continuance of the Sub-Advisory Agreements, the Fund’s Board of Directors considered (1) the nature, extent and quality of services to be provided by the Sub-Advisors, (2) the investment performance of the Fund and the Sub-Advisors, (3) the fees paid to the Sub-Advisors and any fees received by affiliates of the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows, and (5) whether fee levels reflect any economies of scale for the benefit of the Fund’s investors.

In connection with its review and evaluation, the Board relied, in part, on the recommendations of its investment advisor, AFA and its investment consultant, ASC, which recommendations were based, in part, on AFA’s and ASC’s review of comparative data regarding performance, services rendered and amounts payable under other sub-advisory agreements.  The Board concluded that the Sub-Advisory Agreements should be approved because the services provided by the Sub-Advisors generally are equal to or in excess of those provided by other sub-advisors, while the fees paid by AFA pursuant to the Sub-Advisory Agreements generally are lower than the fees paid to other sub-advisors.

The Board also considered whether any other benefits are derived or are to be derived by the Sub-Advisors from their relationships with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or the Sub-Advisors in return for allocating Fund brokerage, and the Board concluded that the Sub-Advisory Agreements should be approved because the Sub-Advisors are not deriving improper or excessive benefits as a result of their relationships with the Fund.

Nature, Extent, and Quality of Services Provided by the Sub-Advisors

The Board considered the services that each of the Sub-Advisors provide to the Fund pursuant to the Sub-Advisory Agreements, which include making decisions regarding acquisition, holding, or disposition of portfolio securities on behalf of the Fund; providing the Fund’s custodian and investment advisor prompt written notification of the purchase, sale, or exchange of portfolio securities; exercising voting rights on behalf of the Fund regarding the portfolio securities; providing 17j-1 certifications and other reports; selecting brokers or dealers to execute purchase and sale transactions for the Fund and using their best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund; and providing instructions to the Fund’s custodian regarding consummation of transactions in portfolio securities held by the Fund.

Based on its evaluation of the services that the Sub-Advisors provide, the Board concluded that the nature and scope of the Sub-Advisors’ services are reasonable and satisfactory.  Further, the Board concluded that the quality of the Sub-Advisors’ services are reasonable and satisfactory, and that the Sub-Advisors have adequate personnel and systems in place, as well as other resources, to assure the Board that the Sub-Advisors will furnish high quality services to the Fund.

Investment Performance of the Sub-Advisors

The Board concluded that the investment performance of the Sub-Advisors supported a decision to approve each of the Sub-Advisory Agreements because the long-term results of each of the Sub-Advisors’ have been very good when compared with their appropriate style indices.  Furthermore, the Sub-Advisors’ investment processes and personnel were consistent during the performance period presented to the Board.

Sub-Advisory Fees

The Fund’s investment advisor, AFA, pays the Fund’s sub-advisory fees to the Sub-Advisors on behalf of the Fund.  The Sub-Advisors’ fees are set forth in their respective Sub-Advisory Agreements.  All fees are on an annual basis and are a percentage of the value of the Fund’s assets managed by each Sub-Advisor.  Pursuant to their respective Sub-Advisory Agreements:

•	BM&O receives 0.45% of the first $25,000,000 of the Fund’s assets under its management and 0.40% of the value of the Fund’s assets under its management in excess of $25,000,000;

•	Quest receives 0.425% of the first $100,000,000 of the Fund’s assets under its management and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000;

•	Renaissance receives 0.48% of the value of the Fund’s assets under its management;

•
WEDGE receives 0.50% of the first $25,000,000 of the Fund’s assets under its management, 0.40% of the value of the Fund’s assets under its management between $25,000,000 and $100,000,000, and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000.

In 2010, AFA paid an aggregate of $684,016 to the Sub-Advisors.  Of the sub-advisory fees paid in 2010  $114,808 was paid to BM&O (since April 30, 2010) $160,493 was paid to Quest, $178,172 to Renaissance and $230,543 to WEDGE.  The fees paid to WEDGE in 2010 included fees for assets managed by WEDGE prior to April 30, 2010 that were transferred to BM&O when the BM&O sub-advisory agreement went into effect.

Based on the Board’s evaluation of the fees payable pursuant to the Sub-Advisory Agreements and the services to be provided by the Sub-Advisors, the directors concluded that the fees payable to the Sub-Advisors are reasonable and satisfactory in light of the services provided to the Fund.

Economies of Scale

Although the Sub-Advisory Agreements may include certain breakpoints, the Fund will not recognize economies of scale, regardless of whether the Fund’s assets under the Sub-Advisors’ management increase, because the Fund’s investment advisor, AFA, pays the Sub-Advisors’ fees on behalf of the Fund.  The fee that the Fund pays to AFA does not reflect any breakpoint in the fees that AFA pays the Sub-Advisors.  In its evaluation, the Board considered this inability to recognize economies of scales, but concluded that the over-all fees are reasonable and satisfactory as they currently exist.

Fee Levels and Economies of Scale

Despite certain breakpoints in the Sub-Advisory Agreements that may enable AFA to recognize economies of scale as the Fund’s assets under the Sub-Advisors’ management increase, fee levels charged to the Fund’s investors do not reflect any economies of scale.  The Board considered this fact in its evaluation of the Sub-Advisors and the sub-advisory agreements.

PARTICIPANTS’ BENEFITS

As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs.  Some of the services you currently enjoy are the following:

RE-INVESTMENT WITHOUT CHARGE

Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

PROFESSIONAL MANAGEMENT

Knowledgeable, full-time management constantly monitors market opportunities for your fund.

CAPITAL FULLY INVESTED

Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

PERSONAL SERVICE

Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our home office.

Board of Directors                                DAVID R. CARPENTER
American Fidelity                                                  Executive Vice President
Dual Strategy Fund, Inc.                                      American Fidelity Corporation

JO ANN DICKEY
Retired Senior Vice President – Internal Audit
American Fidelity Corporation

MARK. H. MCCUBBIN
Chief Executive Officer
McCubbin Hosiery, LLC

G. RAINEY WILLIAMS, JR.
President and Chief Operating Officer
                                                                                Marco Holding Corporation

Safekeeping of Securities	InvesTrust, N.A..
Oklahoma City, Oklahoma
Independent Registered	KPMG LLP
Public Accounting Firm	Oklahoma City, Oklahoma
Underwriter	American Fidelity Securities, Inc.
Oklahoma City, Oklahoma
Member FINRA
Investment Advisor	American Fidelity Assurance Company
Oklahoma City, Oklahoma
Investment Sub-Advisors	Beck, Mack & Oliver LLC
New York, New York
Quest Investment Management, Inc.
Portland, Oregon
The Renaissance Group LLC
(d/b/a Renaissance Investment Management)
Covington, Kentucky
WEDGE Capital Management LLP
Charlotte, North Carolina
Board of Directors	GREGORY S. ALLEN
American Fidelity	Director
Assurance Company	Advance Food Company, Inc.
JOHN M. BENDHEIM, JR.
President
Bendheim Enterprises, Inc.
LYNDA L. CAMERON
Vice-President
Cameron Associates, Inc.
WILLIAM M. CAMERON
Chairman of the Board, President and Chief Executive Officer
American Fidelity Corporation
WILLIAM E. DURRETT
Senior Chairman of the Board
American Fidelity Corporation
THEODORE M. ELAM
Attorney
McAfee and Taft A Professional Corporation
DAVID R. LOPEZ
President
American Fidelity Foundation
PAULA MARSHALL
Chief Executive Officer
The Bama Companies, Inc.
STEPHEN M. PRESCOTT, M.D.
Physician/Scientist
Oklahoma Medical Research Foundation - President

For More Information

To obtain information:

By telephone:

Call 1.800.662.1106

By mail Write to:

American Fidelity
Dual Strategy Fund, Inc.
P. O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail Send your request to:

va.help@af-group.com

On the Internet Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s web site: http://www.sec.gov

You may also obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1.800.SEC.0330) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC  20549-6009.

2000 N. Classen Boulevard

Oklahoma City, Oklahoma 73106

1.800.662.1106

GVA-276                                                                                                                                                                                                            Information Published 2/2011

Item 2:                      Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal account officer or controller, and persons performing similar functions.  A copy of the code of ethics, as adopted, is attached as Exhibit (a)(1).

Item 3:                      Audit Committee Financial Expert

The registrant’s Board of Directors has determined that the registrant does not have an Audit Committee Financial Expert serving on its audit committee.  The registrant believes that, at this time, the experience provided by the members of its audit committee provides adequate oversight for the registrant’s level of financial complexity.

Item 4:                      Principal Accountant Fees and Services

The following table details the aggregate fees billed for each of the last two fiscal years for the registrant’s audit fees, audit-related fees, tax fees and other fees by the principal accountant.  All such fees of the registrant are paid by the registrant’s investment advisor, American Fidelity Assurance Company.

Service Fees Paid to Audit Firm

	2010 Dollar Amount	2009 Dollar Amount	Percentage Approved* 2010 2009
(a) Audit Fees	$35,000	$35,000	N/A N/A
(b) Audit-Related Fees	0	0	0 0
(c) Tax Fees	0	0	0 0
(d) All Other Fees	0	0	0 0
Total	$35,000	$35,000	$0 $0
*This column represents the percentage of the non-audit fees that were required to be approved by the audit committee.

(e)  Audit Committee Pre-approval Policies and Procedures

(1)            Approval is required of all audit and significant permitted non-audit engagements of KPMG LLP prior to the commencement of such engagement.  The registrant’s audit committee annually approves the engagement of the registrant’s independent auditor and makes a recommendation to the board of directors that the directors approve the independent auditor at a board of directors meeting held in the first part of each calendar year.

(2)            No services described in (b) through (d) of this Item were performed; accordingly, no approvals were made by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Percentage of Hours on Audit Performed by Non Full-time Employees

0%

(g)  Non-audit Fees for Services Rendered

For year ended December 31, 2010, $244,000 non-audit fees were billed by KPMG LLP to the registrant, its investment advisor or any entity controlling, controlled by, or under common control therewith that provides ongoing services to the registrant.  There were $0 non-audit fees for year ended December 31, 2009.

(h)  Audit Committee Consideration of Non-audit Services

The registrant’s audit committee has considered whether the provision of non-audit services (if any) that were rendered to the registrant’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5:                    Audit Committee of Listed Registrants

Not Applicable.

Item 6:                    Schedule of Investments

Included in Item 1:  Annual Report to Shareholders.

Item 7:                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable.

Item 8:                    Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9:                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                               Not Applicable.

Item 10:                   Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11:                   Controls and Procedures

Based on their evaluation of the Fund’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, each of David R. Carpenter, the principal executive officer, and Robert D. Brearton, the principal financial officer, has concluded that, in his judgment, the Fund’s Disclosure Controls and Procedures are effective.

There was no change in the Fund’s internal controls over financial reporting (as defined in Rule 30A-3(d) under the Investment Company Act of 1940) that occurred during the Fund’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12:                  Exhibits

(a)(1)       Code of Ethics for Senior Officers, effective January 1, 2008.

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not Applicable to Registrant

                              (b)           Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

By: /s/ David R. Carpenter
Name: David R. Carpenter
Title: President
Date: February 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David R. Carpenter
Name: David R. Carpenter
Title: President & Principal Executive Officer
Date: February 22, 2011

By: /s/ Robert D. Brearton
Name: Robert D. Brearton
Title: Executive Vice President &
Principal Financial Officer
Date: February 22, 2011